Exhibit 10.2

NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (this “Agreement”), dated as of August [●], 2025, is entered into by and between Akari Therapeutics, Plc, a public company with limited liability incorporated under the laws of England and Wales (the “Company”), and the buyer set forth on the signature page(s) hereto (the “Buyer”).

RECITALS

On the terms and subject to the conditions set forth herein, the Buyer is willing to purchase from the Company, and the Company is willing to sell to the Buyer, a Promissory Note in substantially the form attached as Exhibit A hereto in the principal amount of set forth on the signature page hereto at a 20% original issue discount (the “Note” and, together with this Agreement, the “Transaction Documents”).

The Company has offered and sold, and/or may offer and sell, additional Promissory Notes, each in substantially the form as the Note (any such additional Promissory Notes issued by the Company on or about the date hereof, collectively with the Note, the “Notes”), to one or more other buyers (any such other buyers, collectively with the Buyer, the “Investors”).

The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

AGREEMENT

NOW THEREFORE, in consideration of the foregoing, and the representations, warranties, and conditions set forth below, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Purchase and Sale of the Note.

(a) Purchase of the Note. At the Closing (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company the Note as is set forth immediately below the Buyer’s name on the signature page(s) hereto.

(b) Form of Payment. At the Closing, (i) the Buyer shall pay the purchase price for the Note to be issued and sold to it at the Closing (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note, and (ii) the Company shall deliver such duly executed Note on behalf of the Company against delivery of such Purchase Price.

(c) Closing. Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 5 and Section 6 below, the issuance and sale of the Note and the effectiveness of the Warrant Extension Amendment to extend the expiration date of the Buyer Series A Warrants (as defined below) from [●], 2026 to [●], 2030, in substantially the form attached as Exhibit B hereto (the “Warrant Extension Amendment”), pursuant to this Agreement (the “Closing”) shall take place remotely on a date mutually agreed to by the Company with each of the Buyers within fourteen days of the date hereof or at such other place and time as the Company and the Buyer may mutually agree.

2. Buyer’s Representations and Warranties. In connection with the transactions provided for herein, the Buyer hereby represents and warrants to the Company that:

(a) Organization and Qualification. If the Buyer is an entity, such Buyer is duly organized and validly existing under the laws of its jurisdiction of incorporation or organization. The Buyer has all requisite capacity (if such Buyer is an individual), power and authority to enter into, deliver and perform its obligations under the Transaction Documents.

(b) Investment Purpose. As of the date hereof, the Buyer is purchasing the Note for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act.

(c) Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

(d) Reliance on Exemptions. The Buyer understands that the Note is being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Note.

(e) Information. The Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer.

(f) Legends. The Buyer understands that the Note has not been registered under the Securities Act and may bear a restrictive legend.

(g) Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

(h) Series A Warrants. The Buyer is the registered holder of the Series A Warrants (the “Series A Warrants” and such Series A Warrants held by the Buyer, the “Buyer Series A Warrants”) to purchase American Depositary Shares of the Company (“ADS”), each representing 2,000 ordinary shares, par value $0.0001 per share, of the Company (“Ordinary Shares”), for an exercise price of $0.87 per ADS, which warrants expire 5:00 p.m. (New York City time) on [●], 2026], set forth on the signature page hereof, and in connection with the Warrant Extension Amendment hereby acknowledges and agrees that the agreements, representations and warranties with respect to the Series A Warrants set forth in Section 4 of that certain Securities Purchase Agreement, dated as of [●], 2025, by and between the Company and the Buyer, shall apply to the Buyer Series A Warrants as amended by the Warrant Extension Amendment.

3. Representations and Warranties of the Company. In connection with the transactions provided for herein, the Company hereby represents and warrants to the Buyer that:

(a) Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. “Subsidiaries” means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

(b) Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and the Warrant Extension Amendment and to consummate the transactions contemplated hereby and thereby and to issue the Note and amend the Buyer Series A Warrants, in accordance with the terms hereof and thereof, respectively (ii) the execution and delivery of this Agreement, the Note and the Warrant Extension Amendment by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note) has been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note and the Warrant Extension Amendment, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c) No Conflicts. The execution, delivery and performance of this Agreement, the Note and the Warrant Extension Amendment by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of association, bylaws or other organizational or charter documents, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). The business of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as the Note is outstanding, in violation of any law, ordinance or regulation of any governmental entity. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

(d) SEC Documents; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”). Upon written request the Company will deliver to the Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates or if amended, as of the dates of the amendments, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof). As of their respective dates or if amended, as of the dates of the amendments, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company is subject to the reporting requirements of the Exchange Act.

(e) Absence of Certain Changes. Since December 31, 2024, except as set forth in the SEC Documents, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or Exchange Act reporting status of the Company or any of its Subsidiaries.

(f) Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(g) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Note to the Buyer. The issuance of the Note to the Buyer will not be integrated with any other issuance of the Company’s securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

(h) No Brokers. Other than with respect to Paulson Investment Company, LLC, Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(i) No Investment Company. The Company is not, and upon the issuance and sale of the Note as contemplated by this Agreement will not be an “investment company” required to be registered under the Investment Company Act of 1940 (an “Investment Company”). The Company is not controlled by an Investment Company.

(j) Breach of Representations and Warranties by the Company. If the Company breaches any of the material representations or warranties set forth in this Section 3 which is continuing after the applicable cure period as set forth in the Note, if any, and in addition to any other remedies available to the Buyer pursuant to this Agreement, it will be considered an Event of Default pursuant to the Note.

4. Covenants.

(a) Best Efforts. The Company shall use its reasonable commercial efforts to satisfy timely each of the conditions described in Section 6 of this Agreement.

(b) Use of Proceeds. The Company shall use the proceeds for general working capital purposes.

(c) Breach of Covenants. If the Company breaches any of the material covenants set forth in this Section 4, and in addition to any other remedies available to the Buyer pursuant to this Agreement which is continuing after the applicable cure period as set forth in the Note, it will be considered an Event of Default under the Note.

(d) Failure to Comply with the Exchange Act. So long as the Buyer beneficially owns the Note, the Company shall comply with the reporting requirements of the Exchange Act and the Company shall continue to be subject to the reporting requirements of the Exchange Act.

(e) The Buyer is Not a “Dealer”. The Buyer and the Company hereby acknowledge and agree that the Buyer has not: (i) acted as an underwriter; (ii) acted as a market maker or specialist; (iii) acted as “de facto” market maker; or (iv) conducted any other professional market activities such as providing investment advice, extending credit and lending securities in connection; and thus that the Buyer is not a “Dealer” as such term is defined in the Exchange Act.

5. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Note to the Buyer and to execute and deliver the Warrant Extension Amendment at the Closing is subject to the satisfaction, at or before the Closing of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The Buyer shall have executed this Agreement and delivered the same to the Company.

(b) The Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

(c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Closing as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing.

(d) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6. Conditions to the Buyer’s Obligation to Purchase. The obligation of the Buyer hereunder to purchase the Note at the Closing is subject to the satisfaction, at or before the Closing of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion:

(a) The Company shall have executed this Agreement and the Warrant Extension Amendment and delivered the same to the Buyer.

(b) The Company shall have delivered the duly executed Note, in accordance with Section 1(b) above.

(c) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing. The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, but not limited to certificates with respect to the Board of Directors’ resolutions relating to the transactions contemplated hereby.

(d) No material litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(e) No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the Exchange Act reporting status of the Company or the failure of the Company to be timely in its Exchange Act reporting obligations.

7. Governing Law; Miscellaneous.

(a) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the Laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state and federal courts sitting in the City of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement, the Note or any related document or agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(b) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(c) Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

(e) Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Buyers holding a majority of the then-outstanding principal amounts under all Notes.

(f) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and emailed, mailed or delivered to each party as follows: (i) if to the Buyer, at the Buyer’s address or email set forth below the Buyer’s signature page hereto, or at such other address as the Buyer shall have furnished the Company in writing, or (ii) if to the Company, at such address or email set forth below the Company’s signature page hereto. All such notices and communications will be deemed effectively given the earlier of (1) when received, (2) when delivered personally, (3) when sent, if sent by email during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day, (4) one business day after being deposited with an overnight courier service of recognized standing or (5) four days after being deposited in the U.S. mail, first class with postage prepaid.

(g) Successors and Assigns. Subject to the restrictions on assignment and transfer under the Note, the rights and obligations of the Company and the Buyer under this Agreement, shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(h) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as the date first above written.

COMPANY:

AKARI THERAPEUTICS, PLC

Signature:_________________________________________

Print Name:

Print Title:

Address:

Email:

BUYER:

________________________________________________

(Entity name, if applicable)

Signature:________________________________________

Print Name:_______________________________________

Print Title:________________________________________

Address

___________________________________________

Email:________________________________________

Note Principal Amount: $__________________

Note Purchase Price 1: $____________

Series A Warrant No.(s)_____________

[Signature Page to Akari Therapeutics, Plc Note Purchase Agreement]

1 80% of Note Principal Amount

Exhibit A

Form of Promissory Note

Exhibit B

Form of Warrant Extension Amendment